HSBC FUNDS

Supplement Dated November 27, 2012 to the
HSBC New York Tax-Free Money Market Fund and
HSBC Tax-Free Money Market Fund Prospectus
Dated February 28, 2012, as Supplemented (the “Prospectus”)

     On September 7, 2012, the Board of Trustees of HSBC Funds authorized HSBC Global Asset Management (USA) Inc. (the “Adviser”), the investment adviser of the HSBC New York Tax-Free Money Market Fund and the HSBC Tax-Free Money Market Fund (each a “Fund,” and collectively, the “Funds”), to take steps towards the liquidation of each Fund. The Adviser expects that each Fund will be liquidated on or about December 28, 2012 (the “Liquidation Date”).

     On or before the Liquidation Date, all portfolio securities of each Fund will be converted to cash or cash equivalents, and each Fund will cease investing its assets in accordance with the stated investment policies. The Funds will promptly wind up their business and affairs.

     On the Liquidation Date, shareholders in each Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of such Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities. The fees and expenses for each Fund noted in the Fee Tables on pages 3 and 15 of the Prospectus are based on ordinary operations; however, as each Fund winds down its business affairs, it is possible that its expense ratio may exceed the amounts reflected in the Fund’s Fee Table, although the Adviser does not expect for this to be the case.

     Effective immediately, the Funds will no longer sell shares to new investors, including through exchanges into each Fund from other funds of the HSBC Funds. Investors may continue to redeem shares of the Funds.

     Once each Fund has been liquidated, all references to that Fund are deleted from the Prospectus.

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